Exhibit 10.3

CONFIDENTIAL INFORMATION, NON-COMPETITION

AND NON-SOLICIT AGREEMENT

THIS CONFIDENTIAL INFORMATION, NON-COMPETITION AND NON-SOLICIT AGREEMENT (“Agreement”) is entered this 24 day of April, 2012 by and between Halcón Resources Corporation, a Delaware corporation (“Parent”), and Frank A. Lodzinski (“Executive”), to be effective on the Closing and contingent on the occurrence of the Closing.

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Leopard Sub I, Inc., a Colorado corporation and wholly owned subsidiary of Parent (“Merger Sub”), Leopard Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Second Merger Sub”), and GeoResources, Inc., a Colorado corporation (the “Company”), are entering into an Agreement and Plan of Merger (“Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), and the Company, as the surviving entity in the Merger, will merge with and into Second Merger Sub (the “Second Merger” and together with the Merger, the “Mergers”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as a result of the Mergers, the separate corporate existence of the Company shall cease and Second Merger Sub shall continue as the surviving entity as a wholly owned subsidiary of Parent;

WHEREAS, upon the Second Merger Effective Time all of the assets, including confidential and proprietary information, intellectual property, and goodwill, of the Company shall vest in Second Merger Sub;

WHEREAS, prior to the Effective Time, Executive was employed by Southern Bay Operating, LLC, a Texas limited liability company and wholly owned subsidiary of the Company (“Southern Bay”), and served as a Director and as the President and Chief Executive Officer of the Company, and in similar capacities with certain Subsidiaries of the Company;

WHEREAS, effective as of the Closing, Executive’s employment with Southern Bay, and service as a Director, President and Chief Executive Officer of the Company, and similar capacities with certain Subsidiaries of the Company, will end;

WHEREAS, as a Director and as the President and Chief Executive Officer of the Company, and in similar capacities with certain Subsidiaries of the Company, Executive had access to and created Company Confidential Information (as defined below);

WHEREAS, as President, Chief Executive Officer, and Director of the Company, Executive participated in the evaluation of the transaction and negotiation of the Merger Agreement, and had access to certain Parent Confidential Information (as defined below);

WHEREAS, the Company Confidential Information which Executive created or to which he had access, and the Parent Confidential Information to which he had access, could be used by any competitor of Parent and Second Merger Sub in a manner that would irreparably harm Parent’s and Second Merger Sub’s competitive position in the marketplace, dilute their goodwill, and deprive Parent of the full value of the Mergers;

WHEREAS, Executive will derive considerable personal benefit from the consummation of the Mergers, including as part consideration therefor an ownership interest in Parent;

WHEREAS, Executive’s execution of this Agreement is an inducement to Parent’s willingness to enter into the Merger Agreement;

WHEREAS, capitalized terms not defined in this Agreement shall have the meanings assigned to them in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Parent and Executive bindingly agree as follows:

1. Definitions.

(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. For purposes of the immediately preceding sentence, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

(b) “Company Confidential Information” has the meaning assigned to such term in Section 2(c) of this Agreement.

(c) “Competing Business” means the ownership, operation, leasing, acquisition, exploration, marketing, development, production, gathering, distribution, or disposition of Oil and Gas Interests.

(d) “Family Member” means with respect to Executive, (i) the spouse, lineal descendants, siblings, parents and nieces and nephews of Executive and the spouses of such Family Members and (ii) any trust whose primary beneficiary is any one or more of the Family Members.

(e) “Family Member Affiliate” means with respect to Executive, any Affiliate of Executive and any Affiliate of a Family Member of Executive.

(f) “Oil and Gas Interests” means any royalty, overriding royalty, working, leasehold, or other property interest in oil and gas assets or any right to acquire such interests.

(g) “Parent Confidential Information” has the meaning assigned to such term in Section 2(d) of this Agreement.

(h) “Related Party” means (i) with respect to the Company, the Company and each of its Subsidiaries and Affiliates, and (ii) with respect to Parent, means Parent and each of its Subsidiaries and Affiliates, including the Company and its Related Parties as of the Effective Time.

(i) “Restricted Activities” has the meaning assigned to such term in Section 3(a).

(j) “Restriction Period” means the period beginning on the Effective Time and ending on the last day of the sixth calendar month following the Effective Time.

(k) “Specified Geographical Area” means (i) the Company’s, Parent’s or any of their respective Related Parties’ Oil and Gas Interests as of the Effective Time; and (ii) the surface area within one (1) mile of the Company’s, Parent’s or any of their respective Related Parties’ Oil and Gas Interests as of Effective Time.

2. Confidential Information. In the light of and in consideration of the matters set out in the recitals, Executive acknowledges and agrees as follows:

(a) (i) The Company and Parent are engaged in a highly competitive business; (ii) the Company and Parent, respectively, have expended considerable sums, time and resources to develop goodwill with their respective customers, vendors, investors, business partners, and others, and to create, protect, and exploit the Company Confidential Information and the Parent Confidential Information; (iii) upon the Effective Time, the Company Confidential Information will be owned by Parent; (iv) Parent has a legitimate business interest in preventing the dilution of the Company’s and its goodwill and the unauthorized use or disclosure of the Company Confidential Information and the Parent Confidential Information; (v) Executive’s participation in and direction of the Company’s day-to-day operations and strategic planning was an integral part of the Company’s success and goodwill; (vi) by virtue of his position, Executive had access to Company Confidential Information and Parent Confidential Information that could be used by unauthorized third parties in a manner that would irreparably harm Parent’s competitive position in the marketplace and dilute its goodwill; (v) the Company Confidential Information which Executive created or to which he had access, and the Parent Confidential Information to which he had access, could be used by any competitor of Parent and Second Merger Sub in a manner that would irreparably harm Parent’s and Second Merger Sub’s competitive position in the marketplace, dilute their goodwill, and deprive Parent of the full value of the Mergers; and (vi) Executive will derive considerable personal benefit from the consummation of the Mergers.

(b) Accordingly, Executive agrees that:

(i) all Company Confidential Information and Parent Confidential Information shall remain and be the sole and exclusive property of Parent;

(ii) he will hold all Company Confidential Information and Parent Confidential Information in strictest confidence and not, directly or indirectly, including through a Family Member or Family Member Affiliate, disclose or divulge any Company Confidential Information or Parent Confidential Information to any person other than an officer, director, or employee of, or legal counsel for, Parent, unless authorized to do so by Parent or compelled to do so by law or valid legal process;

(iii) if he believes he is compelled by law or valid legal process to disclose or divulge any Company Confidential Information or Parent Confidential Information, he will notify Parent in writing sufficiently in advance of any such disclosure to allow and Parent the opportunity to defend, limit, or otherwise protect its interests against such disclosure unless such notice is prohibited by law;

(iv) as of the Effective Time, he will immediately return to Parent all Company Confidential Information and all Parent Confidential Information, and all copies thereof, in whatever tangible form or medium, including electronic; and

(v) his obligations under this Section 2 are in addition to any applicable contractual, statutory, or common-law obligations.

(c) “Company Confidential Information” means any confidential or proprietary information or trade secrets of or relating to the Company or provided to the Company by a third party under an obligation or expectation of confidential treatment, including without limitation, all documents or information, in whatever form or medium concerning or evidencing the Company’s operations; processes; products; business practices; finances; principals; vendors; suppliers; customers and potential customers; marketing methods; costs, prices, contractual relationships; regulatory status; personnel (including without limitation compensation, other terms of employment, or performance other than as concerns solely Executive); drilling and production technology and maximization means, methods, and techniques; geological and geophysical maps, data, interpretations, and analyses; project and prospect locations and leads; well logs, interpretations, and analyses; and production information, but excluding any such documents or information that is or becomes generally available to the public other than as a result of any breach of this Agreement or violation of legal duty or other unauthorized disclosure by Executive or another.

(d) “Parent Confidential Information” means any confidential or proprietary information or trade secrets of or relating to Parent or provided to Parent by a third party under an obligation or expectation of confidential treatment, including without limitation, all documents or information, in whatever form or medium concerning or evidencing Parent’s operations; processes; products; business practices; finances; principals; vendors; suppliers; customers and potential customers; marketing methods; costs, prices, contractual relationships; regulatory status; personnel (including without limitation compensation, other terms of employment, or performance); drilling and production technology and maximization means, methods, and techniques; geological and geophysical maps, data, interpretations, and analyses; project and prospect locations and leads; well logs, interpretations, and analyses; and production information, but excluding any such documents or information that is or becomes generally available to the public other than as a result of any breach of this Agreement or violation of legal duty or other unauthorized disclosure by Executive or another.

(e) For purposes of this Section 2, “Company” includes the Company and its Related Parties and “Parent” includes Parent and its Related Parties.

3. Restricted Activities.

(a) In the light of and in consideration of the matters set out in the recitals and Executive’s promises and the matters set out in Section 2, Executive agrees that during the Restriction Period, Executive shall not engage in any of the following activities (the “Restricted Activities”) without the written consent of an authorized officer of Parent:

(i) Directly or indirectly, including through a Family Member or Family Member Affiliate, and whether or not for compensation, engage or prepare to engage in, or aid or advise another person or entity, including a Family Member or Family Member Affiliate, who is engaging in or preparing to engage in, a Competing Business in the Specified Geographical Area as an employee, officer, director, agent, partner, stockholder, owner, member, representative, consultant, lender, guarantor, or in any other individual or representative capacity; provided, however, that this Section 3(a)(i) does not prohibit Executive’s ownership of (A) stock or other securities listed on a national securities exchange or actively traded in the over-the-counter market if Executive and his Family Members or Family Member Affiliates do not, directly or indirectly, hold more than a total of one percent (1%) of all such shares of stock or other securities issued and outstanding; (B) royalty interests where Executive owns the surface of the land covered by the royalty interest and the ownership of the royalty interest is incidental to the ownership of such surface estate; (C) Oil and Gas Interests owned by Executive, a Family Member, or Family Member Affiliate prior to the Effective Time and disclosed on Exhibit A to this Agreement; or (D) Oil and Gas Interests acquired by Executive through an inheritance or through a bona fide gift not from a Family Member or Family Member Affiliate.

(ii) Directly or indirectly, including through a Family Member or Family Member Affiliate, solicit, induce, persuade, or entice, or endeavor to solicit, induce, persuade, or entice, (A) any Person who was as of the Effective Time, or was within the six (6)-month period before the Effective Time, employed by or otherwise engaged to perform services for the Company or its Related Parties, or (B) any Person who was as of the Effective Time or any time during the Restriction Period employed by Parent or its Related Parties, to leave that employment or cease performing those services, whether on Executive’s own behalf or on behalf of any other Person, including a

Family Member or Family Member Affiliate, or to become employed by or otherwise perform services for a Person who is engaging in or preparing to engage in a Competing Business; and

(iii) Directly or indirectly, including through a Family Member or Family Member Affiliate, solicit, induce, persuade, or entice, or endeavor to solicit, induce, persuade, or entice, any Person who was as of the Effective Time a customer, supplier, or vendor of the Company, Parent or any their respective Related Parties, to cease being a customer, supplier, or vendor of Parent or its Related Parties or to divert all or any part of such Person’s investment or business from Parent or its Related Parties, whether on Executive’s own behalf or on behalf of any other Person, including a Family Member or Family Member Affiliate.

(b) Executive acknowledges and agrees that the restrictions in this Section 3 are ancillary to an otherwise enforceable agreement, including without limitation the Merger Agreement and his promises and undertakings set out in Section 2; that the restrictions are reasonable and necessary, are valid and enforceable under applicable Law, and do not impose a greater restraint than necessary to protect the Company’s and Parent’s goodwill, Company Confidential Information, Parent Confidential Information, and other legitimate business interests; that Executive will immediately notify Parent in writing should Executive believe or be advised that the restrictions are not, or likely are not, valid or enforceable under the Law of any state that Executive contends or is advised is applicable; that Executive will not challenge the enforceability of such restrictions; and Executive’s obligations under this Section 3 are in addition to any applicable statutory or common-law obligations.

4. Reformation and Remedies.

(a) Executive acknowledges and agrees that Parent and its Related Parties would not have an adequate remedy at law and would be irreparably harmed in the event that any of the provisions of Sections 2 or 3 were not performed in accordance with their specific terms or were otherwise breached. Accordingly, Executive agrees that Parent and/or its Related Parties shall be entitled to equitable relief, including preliminary and permanent injunctions and specific performance, in the event Executive breaches or threatens to breach any of the provisions of such Sections, without the necessity of posting any bond or proving special damages or irreparable injury. Such remedies shall not be deemed to be the exclusive remedies for a breach or threatened breach of such Sections by Executive, but shall be in addition to all other remedies available to Executive at law or equity.

(b) If any of the provisions of Sections 2 or 3 are ever deemed by a court to be unenforceable as written under applicable Law, such provisions shall be, and are, automatically reformed to the maximum limitations permitted by applicable Law.

5. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, (c) the expiration of five Business Days after the day when mailed in the United States by certified or registered mail, postage prepaid, or (d) personal delivery, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to Executive, to:

GeoResources, Inc.

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

Attention: Frank A. Lodzinski

Fax: 281-537-8324

with a copy to (which shall not constitute notice):

Jones & Keller, P.C.

1999 Broadway, Suite 3150

Denver, Colorado 80202

Attention: Reid A. Godbolt

Fax: 303-573-8133

(b)	if to Parent, to:

Halcón Resources Corporation

1000 Louisiana Street, Suite 6700

Houston, Texas 77002

Attention: Floyd C. Wilson

Fax: 832-538-0220

with a copy to (which shall not constitute notice):

Thompson & Knight LLP

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: William T. Heller IV

Fax: 713-654-1871

6. Governing Law; Construction; Venue; Jury-Trial Waiver. The parties (i) agree that this Agreement is governed by and shall be construed and enforced in accordance with Texas law, excluding its choice-of-law principles, except where federal law may preempt the application of state law; (ii) agree that this Agreement is to be construed as a whole, according to its fair meaning, and not strictly for or against any of the Parties; (iii) submit and consent to the exclusive jurisdiction, including removal jurisdiction, of the state and federal courts located in Harris County, Texas (or the county where Parent’s principal executive offices are located if different) for any action or proceeding relating to this Agreement; (iv) waive any objection to such venue; (v) agree that any judgment in any such action or proceeding may be enforced in other jurisdictions; and (vi) irrevocably waive the right to trial by jury and agree not to ask for a jury in any such action or proceeding.

7. Modification; Waiver. No provision of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing and signed by Executive and by an authorized officer of Parent, and such waiver is set out in writing and signed by the party to be charged; and (ii) no waiver by Parent or failure to enforce or insist on its rights under this Agreement shall constitute a waiver or abandonment of any such rights or defense to enforcement of such rights, and a waiver on one occasion shall not be deemed to be a waiver of the same or any other type of breach on a future occasion.

8. Entire Agreement. This Agreement sets out the entire agreement of the parties concerning the subject matter expressly addressed and supersedes all prior agreements and understandings, whether oral or written, between the parties.

9. Benefit of Agreement; Assignment; Third-Party Beneficiaries. This Agreement shall inure to the benefit of Parent, its Related Parties, and its or their successors or assigns, by merger or otherwise. Parent’s Related Parties are a third-party beneficiary of Executive’s obligations under this Agreement and either Parent or a Related Party may enforce and of its or their rights under this Agreement on behalf of each other. Executive shall not have any right to assign this Agreement or his obligations hereunder.

10. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and Executive has signed this Agreement, all as of the date first written above.

PARENT:

HALCÓN RESOURCES CORPORATION

By:	/s/ Floyd C. Wilson
Name:	Floyd C. Wilson
Title:	Chairman, President and Chief Executive Officer

EXECUTIVE:

/s/ Frank A. Lodzinski
Frank A. Lodzinski

SIGNATURE PAGE TO

CONFIDENTIAL INFORMATION, NON-COMPETITION

AND NON-SOLICIT AGREEMENT

EXHIBIT “A”

MORGANS BLUFF PROSPECT

ORANGE COUNTY, TEXAS

OIL AND GAS LEASES:

1. Oil & Gas Lease effective May 4, 2006 between Benjamin D. Orgain, Jr., as Lessor, and Blue Moon Exploration Company, as Lessee; as evidenced by that certain Memorandum of Oil and Gas Lease which was filed with the County Clerks Office, Orange County, in Orange, Texas on August 4, 2006 under File No. 301041;

2. Oil & Gas Lease effective May 4, 2006 between The Benjamin Allen Ellis Testamentary Trust Under The Will of B.D. Orgain, Deceased, et al, as Lessor, and Blue Moon Exploration Company, as Lessee; as evidenced by that certain Memorandum of Oil and Gas Lease which was filed with the County Clerks Office, Orange County, in Orange, Texas on August 4, 2006 under File No. 301040;

3. Oil & Gas Lease effective May 4, 2006 between The Richard M. Bell Trust Under Agreement With Phoebe Bone Bell Brown, et al, as Lessor, and Blue Moon Exploration Company, as Lessee; as evidenced by that certain Memorandum of Oil and Gas Lease which was filed with the County Clerks Office, Orange County, in Orange, Texas on August 4, 2006 under File No. 301039;

4. Oil & Gas Lease effective June 2, 2006 between John G. Tucker as Lessor, and Blue Moon Exploration Company, as Lessee; as evidenced by that certain Memorandum of Oil and Gas Lease which was filed with the County Clerks Office, Orange County, in Orange, Texas on August 4, 2006 under File No. 301043;

5. Oil, Gas and Mineral Lease effective June 14 , 2006 between William Marsh Fitzhugh, et al, as Lessor, and Blue Moon Exploration Company, as Lessee; as evidenced by that certain Memorandum of Oil, Gas and Mineral Lease which was filed with the County Clerks Office, Orange County, in Orange, Texas on August 4, 2006 under File No. 301045;

6. Oil & Gas Lease effective June 7, 2006 between Bachman Partnership No. One, as Lessor, and Blue Moon Exploration Company, as Lessee; as evidenced by that certain Memorandum of Oil and Gas Lease which was filed with the County Clerks Office, Orange County, in Orange, Texas on August 4, 2006 under File No. 301044;

7. Oil & Gas Lease effective May 18, 2006 between Orgain Partners, Ltd., as Lessor, and Blue Moon Exploration Company, as Lessee; as evidenced by that certain Memorandum of Oil and Gas Lease which was filed with the County Clerks Office, Orange County, in Orange, Texas on August 4, 2006 under File No. 301042; (“Leases”).

QUARANTINE BAY FIELD

PLAQUEMINES PARISH, LOUISIANA

OIL AND GAS LEASES:

1. Oil and Gas Lease dated February 20, 1928 by and between The State of Louisiana (SL 195QQ), as Lessor, and M. Hession, as Lessee, recorded in COB 65, Folio 396 in the records of Plaquemines Parish, Louisiana.

Insofar as said lease portion covers all depths below five hundred feet (500’) below the base of the 10 Sand in the Quarantine Bay Field as found in the SL 7332 #1 well located in Section 13-T19S-R26E in Plaquemines Parish, Louisiana.

LAKE BOUDREAUX FIELD

TERREBONNE PARISH, LOUISIANA

1. Oil, Gas and Mineral Lease dated May 18, 2004, by and between ESTATE OF LOUIS J. AUTHEMENT, ET AL, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1876 under entry No. 1184599 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 13.00 acres, more or less, situated in Sections 49 and/or 50, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

2. Oil, Gas and Mineral Lease dated May 28, 2004, by and between DAVID P. BOUDREAUX, ET UX, AS Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1876 under entry No. 1184600 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 18.00 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

3. Oil, Gas and Mineral Lease dated May 14, 2004, by and between MORGAN R. NEIL, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as lessee, recorded in Conveyance Book No. 1876 Under entry No. 1184601 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 18.00 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

4. Oil, Gas and Mineral Lease dated May 14, 2004, by and between IVY A. HEBERT, SR., as lessor and KEN SAVAGE & ASSOCIATES, INC., as Lessee, recorded in Conveyance Book No. 1876 under entry No. 1184602 in the office of the Clerk of Court and Recorder, Terrebonne Parish, covering 8.50 acres, more or less, situated in Section 49, Township 19 South, Range 18, East, Terrebonne Parish, Louisiana.

5. Oil, Gas and Mineral Lease dated June 7, 2004, by and between MARCELINE NEIL TROSCLAIR, ET AL, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, Recorded in Conveyance Book No. 1876 under entry No. 1184603 in the Office of the Clerk or Court and Recorder, Terrebonne Parish, covering 26.00 acres, more or less, situated in Sections 49 and/or 50, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

6. Oil, Gas and Mineral Lease dated June 7, 2004, by and between PERCY J. RHODES, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1876 under entry No. 1184604 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 16.00 acres, more or less, situated in Section 50, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

7. Oil, Gas and Mineral Lease dated June 8, 2004, by and between GUSTAVE J. RHODES, ET AL, as Lessor and KEN SAVAGE & ASSOCAITES, Inc., as Lessee, recorded in Conveyance Book No. 1876 under entry No. 1184605 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 11.00 acres, more or less, situated in Section 50, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

8. Oil, Gas and Mineral Lease dated May 11, 2004, by and between JAMES J. AUTHEMENT, JR, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1876 under entry No. 1184606 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 25.055 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

9. Oil, Gas and Mineral Lease dated June 16, 2004, by and between LOIS CHAUVIN HEBERT CROCHET, ET VIR, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1876 under entry No. 1184607 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .50 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

10. Oil, Gas and Mineral Lease dated June 14, 2004, by and between K. P. Lyons, INC., as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1184608 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .6612 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

11. Oil, Gas and Mineral Lease dated May 13, 2004, by and between MYRTIS R. DUPLANTIS, ET AL, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1876 under entry No. 1184598 in the Office of the Clerk of Court and Recorded, Terrebonne Parish, covering 2.945 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

12. Oil, Gas and Mineral Lease dated June 20, 2005, by and between ERNEST KELLY, as Lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1930 under entry No. 1217454 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 2.945 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

13. Oil, Gas and Mineral Lease dated June 20, 2004, by and between MADELINE A. PINEDA, ET AL, as Lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1184609 in the Office of the Clerk and Recorder, Terrebonne Parish, covering 6.00 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

14. Oil, Gas and Mineral Lease dated August 3, 2004, by and between NORA SEVIN ESCHETE, ET AL, as Lessor and BLUE MOON EXPLORATIN COMPANY, as Lessee, recorded in Conveyance Book No. 1881 under entry No. 1187862 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, Covering 6.00 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

15. Oil, Gas and Mineral Lease dated July 28, 2004, by and between WILLIAM J. PICOU, ET AL, as Lessor and BLUE MOON EXLPORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1883 Under entry No. 1189411 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 6.00 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

16. Oil, Gas and Mineral Lease dated August 5, 2004, by and between JANE M. LEBOEUF, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No.1883 Under entry No. 1189412 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .0827 acres, more or less, situated in Sections 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

17. Oil, Gas and Mineral Lease dated August 5, 2004, by and between THELMA L. LEBOEUF, ET AL, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1883 under entry No. 1189413 in the Office of the

Clerk of Court and Recorder, Terrebonne Parish, covering .1790 acres, more or less, situated in Sections 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

18. Oil, Gas and Mineral Lease dated August 5, 2004, by and between ONESIA PRICE AUTHEMENT, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1883 under entry No. 1189414 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Sections 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

19. Oil, Gas and Mineral Lease dated August 5, 2004, by and between LEROY P. DEHART, ET UX. as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1883 Under entry No. 1189415 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Section 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

20. Oil, Gas and Mineral Lease dated August 5, 2004, by and between DANA M. LIRETTE, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1883 Under entry No. 1189416 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering ..2480 acres. More or less, situated in Section 15, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

21. Oil, Gas and Mineral Lease dated August 5, 2004, by and between Diana Authement Lirette, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1883 Under entry No. 1189417 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Section 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

22. Oil, Gas and Mineral Lease dated August 5, 2004, by and between NORMAND A. SMITH, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1883 Under entry No. 1189418 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Section 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

23. Oil, Gas and Mineral Lease dated August 5, 2004, by and between TERRY JOSEPH LEBLANC, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as lessee, recorded in Conveyance Book No. 1883 Under entry No. 1189419 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .8129 acres, more or less, situated in Sections 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

24. Oil, Gas and Mineral Lease dated August 5, 2004, by and between CECILE LEDET, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1883 under entry No, 1189420 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .22039 acres, more or less, situated in Section 15, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

25. Oil, Gas and Mineral Lease dated August 27, 2004, by and between ERALDINE WALKER CALLAHAN, as Lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1883 Under entry No. 1189410 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, Covering 15.00 acres, more or less, situated in Sections 15 & 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

26. Oil, Gas and Mineral Lease dated August 5, 2004, by and between DRUIS J. DUPRE, JR., ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 Under entry No. 1191399 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2330 acres, more or less, situated in Sections 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

27. Oil, Gas and Mineral Lease dated August 5, 2004, by and between DANA M. LIRETTE, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 under entry No. 191397 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Section 15, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

28. Oil, Gas and Mineral Lease dated August 5, 2004, by and between ESSIE BENOIT, JR., as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 Under entry No. 1191398 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, situated in Sections 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

29. Oil, Gas and Mineral Lease dated August 5, 2004, by and between DONALD YELVERTON, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 under entry No. 1191400 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .4960 acres, more or less, situated in Section 15, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

30. Oil, Gas and Mineral Lease dated August 5, 2004, by and between ROLAND A. SMITH, ET AL,, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee,

recorded in Conveyance Book No. 1886 under entry No. 191401 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Section 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

31. Oil, Gas and Mineral Lease dated August 5, 2004, by and between REGINALD DEHART, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 under entry No. 1191402 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Section 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

32. Oil, Gas and Mineral Lease dated August 5, 2004, by and between JULIUS B. FALGOUT, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 under entry No. 1191403 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Section 15 AND/OR 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

33. Oil, Gas and Mineral Lease dated August 5, 2004, by and between DIRK J. GUIDRY, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 under entry No. 1191404 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Section 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

34. Oil, Gas and Mineral Lease dated August 5, 2004, by and between JUDITH RYMAN BUQUET ET AL, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 under entry No. 1191405 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .0689 acres, more or less, situated in Section 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

35. Oil, Gas and Mineral Lease dated August 5, 2004, by and between KEITH ANTHONY COLOGNE, ET UX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 under entry No. 1191406 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .0689 acres, more or less, situated in Section 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

36. Oil, Gas and Mineral Lease dated August 5, 2004, by and between SOUTH COAST GAS CO., INC. as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 under entry No. 1191407 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .1600 acres, more or less, situated in Section 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

37. Oil, Gas and Mineral Lease dated August 5, 2004, by and between HARRIETT LAPEYROUSE JACQUEAUX, as Lessor and KEN SAVAGE & ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1886 Under entry No. 1191400 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering .4960 acres, more or less, situated in Section 15, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

38. Oil, Gas and Mineral Lease dated September 21, 2004, by and between ALONZO M. SPINKS, III, as Lessor and BLUE MOON EXPLORATIN COMPANY., as Lessee, recorded in Conveyance Book No. 1886 Under entry No. 1191093 in the Office of the Clerk of Court and Recorder, Terrebonne Parish, covering 7.832 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

39. Oil, Gas and Mineral Lease dated August 5, 2004, by and between VICTORIA HALK FINCH YOUN, as lessor and KEN SAVAGE AND ASSOCIATES, INC., as Lessee, recorded in Conveyance Book No. 1888 under entry No. 1192628 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering .2480 acres, more or less, situated in Sections 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

40. Oil, Gas and Mineral Lease dated August 5, 2004, by and between VELMA P. AUTHEMENT, ET AL, as lessor and KEN SAVAGE AND ASSOCIATES, INC., as Lessee, recorded in Conveyance Book No. 1888 under entry No. 1192627 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering .2300 acres, more or less, situated in Sections 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

41. Oil, Gas and Mineral Lease dated September 28, 2004, by and between MERYL R THIBODEAUX, ET UX, as lessor and KEN SAVAGE AND ASSOCIATES, INC., as Lessee, recorded in Conveyance Book No. 1890 under entry No. 1193470 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

42. Oil, Gas and Mineral Lease dated October 1, 2004, by and between MICHEAL J. GUIDRY, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1890 Under Entry No. 193469 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

43. Oil, Gas and Mineral Lease dated October 5, 2004, by and between ANNA LEE THIBODEAYS DUMONT, ET AL, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1890 Under entry No. 1193468 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

44. Oil, Gas and Mineral Lease dated October 5, 2004, by and between AGNES D. KENNEDY, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1890 Under Entry No. 1193467 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

45. Oil, Gas and Mineral Lease dated October 5, 2004, by and between BONNIE JEAN BOURG, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1890 Under entry No. 1193466 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

46. Oil, Gas and Mineral Lease dated November 16, 2004, by and between HELEN FUNDERBURK KENNEDY, ET AL, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1895 Under entry No. 1196417 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

47. Oil, Gas and Mineral Lease dated October 5, 2004, by and between JOYCE DUPRE LEBOEUF, ET UX, as lessor and KEN SAVAGE & ASSOCIATES, as Lessee, recorded in Conveyance Book No. 1895 Under Entry No. 1196419 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

48. Oil, Gas and Mineral Lease dated November 18, 2004, by and between ERNESTINE BOUDREAUX ELLENDER, ET AL, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1895 Under entry No. 119418 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

49. Oil, Gas and Mineral Lease dated December 10, 2004, by and between KAREN ANN DUSENBERY, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1900 Under entry No. 1199534 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

50. Oil, Gas and Mineral Lease dated August 1, 2005, by and between GLYNN P. PICOU, as lessor and MAIN ENERGY, INC., as Lessee, recorded in Conveyance Book No. 1936 Under entry No. 1220344 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 30.00 acres, more or less, situated in Section 48, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

51. Oil, Gas and Mineral Lease dated August 12, 2004, by and EARL P. CHAUVIN, ET UX, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1891 Under Entry No. 1194595 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 18 acres, more or less, situated in Section 49, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

52. Oil, Gas and Mineral Lease dated August 5, 2004, by and between THERESA DUBOIS AUTHEMENT, as lessor and KEN SAVAGE AND ASSOCIATES, Inc., as Lessee, recorded in Conveyance Book No. 1895 under entry No. 1196416 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering .2342 acres, more or less, situated in Section 15, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

53. Oil, Gas and Mineral Lease dated December 8, 2004, by and between WHITNEY J. AUTHEMENT, JR., as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1897 under entry No. 1197616 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 1.30 acres, more or less, situated in Section 15 and/or 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

54. Oil, Gas and Mineral Lease dated August 16, 2005, by and between DANIEL J. LIRETTE, SR., as lessor and MAIN ENERGY, INC., as Lessee, recorded in Conveyance Book No. 1951 Under entry No. 1227620 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 11.00 acres, more or less, situated in Section 50, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

55. Oil, Gas and Mineral Lease dated August 16, 2005, by and between WAYNE J. LIRETTE, as lessor and BLUE MOON EXPLORATION COMPANY, as Lessee, recorded in Conveyance Book No. 1943 Under Entry No. 1223589 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 11.00 acres, more or less, situated in Section 50, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

56. Oil, Gas and Mineral Lease dated October 28, 2005, by and between TERREBONE PARISH CONSOLIDATEDGOVERNMENT, as lessor and ERSKINE ENERGY PARTNERS, LP, as Lessee, recorded in Conveyance Book No. 1918 Under entry No. 1210900 in the Office of the Clerk of the Court and Recorder, Terrebonne Parish, covering 1.5 acres, more or less, situated in Sections 15 and 16, Township 19 South, Range 18 East, Terrebonne Parish, Louisiana.

FRISCO FIELD

POINTE COUPEE PARISH, LOUISIANA

OIL AND GAS LEASES:

1. Oil and Gas Lease dated February 12, 1964 by and between Humble Oil & Refining Company, as Lessor, and Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 85 in the records of Pointe Coupee Parish, Louisiana.

2. Oil and Gas Lease dated February 12, 1964 by and between Samuel J. Cicero, as Lessor, and Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 45 in the records of Pointe Coupee Parish, Louisiana.

3. Oil and Gas Lease dated February 12, 1964 by and between Robert Soulier, as Lessor, and Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 23 in the records of Pointe Coupee Parish, Louisiana.

4. Oil and Gas Lease dated February 15, 1964 by and between Eusebe Lejeune, as Lessor, and Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 44 in the records of Pointe Coupee Parish, Louisiana.

5. Oil and Gas Lease dated February 12, 1964 by and between McCauseland Olinde, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 43 in the records of Pointe Coupee Parish, Louisiana.

6. Oil and Gas Lease dated March 21, 1964 by and between Ada Lejeuene Patrolia, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 151 in the records of Pointe Coupee Parish, Louisiana.

7. Oil and Gas Lease dated March 21, 1964 by and between Olympe Lejeune Pourciau, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 123 in the records of Pointe Coupee Parish, Louisiana.

8. Oil and Gas Lease dated March 23, 1964 by and between Felix Austin, et ux, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 141 in the records of Pointe Coupee Parish, Louisiana.

9. Oil and Gas Lease dated March 22, 1964 by and between Donald J. Boudreaux, as Lessor, and Earl E. Wall, as Lessee, recorded in COB 57, Entry No. 155 in the records of Pointe Coupee Parish, Louisiana.

10. Oil and Gas Lease dated January 1, 1974 by and between Max Henry, as Lessor, and Dew Oil and Gas Company, Inc., as Lessee, recorded in COB 115, Entry No. 22 in the records of Pointe Coupee Parish, Louisiana.

11. Oil and Gas Lease dated December 4, 1962 by and between John R. Smith, Jr., as Lessor, and Rawlston D. Phillips, as Lessee, recorded in COB 54, Entry No. 522 in the records of Pointe Coupee Parish, Louisiana.

12. Oil and Gas Lease dated July 25, 1961 by and between Beatrice N. Beale, et al, as Lessors, and Sidney J. Mann, as Lessee, recorded in COB 53, Entry No. 111 in the records of Pointe Coupee Parish, Louisiana.

13. Oil and Gas Lease dated July 25, 1961 by and between William M. Hall, Jr., et al, as Lessors, and Sidney J. Mann, as Lessee, recorded in COB 53, Entry No. 112 in the records of Pointe Coupee Parish, Louisiana.

14. Oil and Gas Lease dated July 25, 1961 by and between Gordon B. Golson, as Lessor, and Sidney J. Mann, as Lessee, recorded in COB 53, Entry No. 114 in the records of Pointe Coupee Parish, Louisiana.

15. Oil and Gas Lease dated July 25, 1961 by and between Lafayette Saunders Beale, as Lessor, and Sidney J. Mann, as Lessee, recorded in COB 53, Entry No. 115 in the records of Pointe Coupee Parish, Louisiana.

16. Oil and Gas Lease dated July 25, 1961 by and between Mrs. Anne L. Wise, as Lessor, and Sidney J. Mann, as Lessee, recorded in COB 53, Entry No. 113 in the records of Pointe Coupee Parish, Louisiana.

17. Oil and Gas Lease dated June 22, 1961 by and between Adelia Bird Laycock, et al, as Lessors, and Sidney J. Mann, as Lessee, recorded in COB 53, Entry No. 118 in the records of Pointe Coupee Parish, Louisiana.

18. Oil and Gas Lease dated July 25, 1961 by and between Frank B. Nurdin, as Lessor, and Sidney J. Mann, as Lessee, recorded in COB 53, Entry No. 120 in the records of Pointe Coupee Parish, Louisiana.

19. Oil and Gas Lease dated July 25, 1961 by and between Ludwig E. Nurdin, as Lessor, and Sidney J. Mann, as Lessee, recorded in COB 53, Entry No. 121 in the records of Pointe Coupee Parish, Louisiana.

20. Oil and Gas Lease dated April 1, 1964 by and between Cloyd J. David, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 191 in the records of Pointe Coupee Parish, Louisiana.

21. Oil and Gas Lease dated June 26, 1962 by and between Walter Charles Parlange, et al, as Lessors, and Roy Heidelbery, II, as Lessee, recorded in COB 57, Entry No. 26 in the records of Pointe Coupee Parish, Louisiana.

22. Oil and Gas Lease dated January 31, 1985 by and between Ronald William Gremillion, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 279, Entry No. 101 in the records of Pointe Coupee Parish, Louisiana.

23. Oil and Gas Lease dated January 31, 1985 by and between Brenda Jean Borr, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 279, Entry No. 100 in the records of Pointe Coupee Parish, Louisiana.

24. Oil and Gas Lease dated January 31, 1985 by and between Barbara Jean Gutierrez, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 279, Entry No. 99 in the records of Pointe Coupee Parish, Louisiana.

25. Oil and Gas Lease dated December 14, 1987 by and between the State of Louisiana (SL No. 13006), as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 323, Entry No. 23 in the records of Pointe Coupee Parish, Louisiana.

26. Oil and Gas Lease dated December 1, 2001 by and between ExxonMobil Corporation, as Lessor, and Tema Oil and Gas Company, as Lessee, recorded in COB 476, Entry No. 160 in the records of Pointe Coupee Parish, Louisiana.

27. Oil and Gas Lease dated December 1, 2001 by and between ExxonMobil Corporation, as Lessor, and Tema Oil and Gas Company, as Lessee, recorded in COB 480, Entry No. 29 in the records of Pointe Coupee Parish, Louisiana.

28. Oil and Gas Lease dated February 19, 1963 by and between Lillian F. Gremillion, as Lessor, and New York Petroleum Corp., as Lessee, recorded in COB 55, Entry No. 115 in the records of Pointe Coupee Parish, Louisiana.

29. Oil and Gas Lease dated January 20, 1964 by and between Max Henry, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 42 in the records of Pointe Coupee Parish, Louisiana.

30. Oil and Gas Lease dated February 1, 1964 by and between Eusebe Lejeune, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 27 in the records of Pointe Coupee Parish, Louisiana.

31. Oil and Gas Lease dated February 1, 1964 by and between Maurice Axel Picard, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 77 in the records of Pointe Coupee Parish, Louisiana.

32. Oil and Gas Lease dated March 20, 1964 by and between Peter Leo Riviere, et ux, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 118 in the records of Pointe Coupee Parish, Louisiana.

33. Oil and Gas Lease dated March 21, 1964 by and between John J. Major, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 119 in the records of Pointe Coupee Parish, Louisiana.

34. Oil and Gas Lease dated March 21, 1964 by and between Beulah Martin Batiste, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 120 in the records of Pointe Coupee Parish, Louisiana.

35. Oil and Gas Lease dated March 22, 1964 by and between Lee Joe Toussaint, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 126 in the records of Pointe Coupee Parish, Louisiana.

36. Oil and Gas Lease dated March 23, 1964 by and between Lucille Martin Queen, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 150 in the records of Pointe Coupee Parish, Louisiana.

37. Oil and Gas Lease dated April 15, 1964 by and between Celeste Martin Belezaire, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 361 in the records of Pointe Coupee Parish, Louisiana.

38. Oil and Gas Lease dated April 15, 1964 by and between Ethel Martin Spooner, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 363 in the records of Pointe Coupee Parish, Louisiana.

39. Oil and Gas Lease dated June 4, 1964 by and between Arthur Lee Martin, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 287 in the records of Pointe Coupee Parish, Louisiana.

40. Oil and Gas Lease dated June 4, 1964 by and between Albert Nathaniel Martin, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 288 in the records of Pointe Coupee Parish, Louisiana.

41. Oil and Gas Lease dated July 29, 1964 by and between Louise Marie Belone, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 59, Entry No. 134 in the records of Pointe Coupee Parish, Louisiana.

42. Oil and Gas Lease dated August 21, 1964 by and between Reavis J. Martin, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 59, Entry No. 248 in the records of Pointe Coupee Parish, Louisiana.

43. Oil and Gas Lease dated August 21, 1964 by and between Marshall J. Martin, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 59, Entry No. 282 in the records of Pointe Coupee Parish, Louisiana.

44. Oil and Gas Lease dated April 15, 1964 by and between Lydia Martin, as Lessor, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 144 in the records of Pointe Coupee Parish, Louisiana.

45. Oil and Gas Lease dated April 15, 1964 by and between Viola Martin Wilson, as Lessor, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 145 in the records of Pointe Coupee Parish, Louisiana.

46. Oil and Gas Lease dated April 15, 1964 by and between Myrtle Martin Jones, as Lessor, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 146 in the records of Pointe Coupee Parish, Louisiana.

47. Oil and Gas Lease dated March 25, 1964 by and between Glayds Martin Perry, as Lessor, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 212 in the records of Pointe Coupee Parish, Louisiana.

48. Oil and Gas Lease dated April 15, 1964 by and between Lawrence Martin, as Lessor, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 229 in the records of Pointe Coupee Parish, Louisiana.

49. Oil and Gas Lease dated April 15, 1964 by and between Morris Martin, et ux, as Lessors, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 230 in the records of Pointe Coupee Parish, Louisiana.

50. Oil and Gas Lease dated April 15, 1964 by and between Mary Martin Gale, et vir, as Lessors, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 231 in the records of Pointe Coupee Parish, Louisiana.

51. Oil and Gas Lease dated April 15, 1964 by and between George Martin, et ux, as Lessors, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 232 in the records of Pointe Coupee Parish, Louisiana.

52. Oil and Gas Lease dated April 15, 1964 by and between Olivia Martin Brown, et vir, as Lessors, and Earl E. Wall, as Lessee, recorded in COB 58, Entry No. 233 in the records of Pointe Coupee Parish, Louisiana.

53. Oil and Gas Lease dated March 3, 1964 by and between Henry Queen, et al, as Lessors, and Earl E. Wall, as Lessee, recorded in COB 57, Entry No. 136 in the records of Pointe Coupee Parish, Louisiana.

54. Oil and Gas Lease dated March 21, 1964 by and between Jimmie Demoulin, et ux, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 121 in the records of Pointe Coupee Parish, Louisiana.

55. Oil and Gas Lease dated March 21, 1964 by and between Clifton F. Beauvais, et ux, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 122 in the records of Pointe Coupee Parish, Louisiana.

56. Oil and Gas Lease dated March 21, 1964 by and between Earl David, et ux, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 124 in the records of Pointe Coupee Parish, Louisiana.

57. Oil and Gas Lease dated March 23, 1964 by and between Ida Rougon, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 127 in the records of Pointe Coupee Parish, Louisiana.

58. Oil and Gas Lease dated March 21, 1964 by and between Coleman Alford, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 116 in the records of Pointe Coupee Parish, Louisiana.

59. Oil and Gas Lease dated March 21, 1964 by and between Joseph W. Freneaux, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 117 in the records of Pointe Coupee Parish, Louisiana.

60. Oil and Gas Lease dated March 22, 1964 by and between Ivy Henry, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 149 in the records of Pointe Coupee Parish, Louisiana.

61. Oil and Gas Lease dated March 23, 1964 by and between Josephine G. Anzalone, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 168 in the records of Pointe Coupee Parish, Louisiana.

62. Oil and Gas Lease dated March 31, 1964 by and between Albin Major, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 341 in the records of Pointe Coupee Parish, Louisiana.

63. Oil and Gas Lease dated March 21, 1964 by and between Victor Nicosia, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 362 in the records of Pointe Coupee Parish, Louisiana.

64. Oil and Gas Lease dated April 14, 1964 by and between Rosina Nicosia, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 360 in the records of Pointe Coupee Parish, Louisiana.

65. Oil and Gas Lease dated April 14, 1964 by and between Rosalie Nicosia, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 369 in the records of Pointe Coupee Parish, Louisiana.

66. Oil and Gas Lease dated April 14, 1964 by and between Paul Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 110 in the records of Pointe Coupee Parish, Louisiana.

67. Oil and Gas Lease dated March 21, 1964 by and between Ethel Nicosia Lejeune, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 220 in the records of Pointe Coupee Parish, Louisiana.

68. Oil and Gas Lease dated April 14, 1964 by and between Mary Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 8 in the records of Pointe Coupee Parish, Louisiana.

69. Oil and Gas Lease dated April 14, 1964 by and between Patricia Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 11 in the records of Pointe Coupee Parish, Louisiana.

70. Oil and Gas Lease dated April 14, 1964 by and between Santo Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 12 in the records of Pointe Coupee Parish, Louisiana.

71. Oil and Gas Lease dated April 14, 1964 by and between Joseph Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 7 in the records of Pointe Coupee Parish, Louisiana.

72. Oil and Gas Lease dated April 14, 1964 by and between Theresa Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 9 in the records of Pointe Coupee Parish, Louisiana.

73. Oil and Gas Lease dated April 14, 1964 by and between Rose Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 13 in the records of Pointe Coupee Parish, Louisiana.

74. Oil and Gas Lease dated April 14, 1964 by and between Marilyn Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 14 in the records of Pointe Coupee Parish, Louisiana.

75. Oil and Gas Lease dated April 14, 1964 by and between Catherine Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 15 in the records of Pointe Coupee Parish, Louisiana.

76. Oil and Gas Lease dated March 21, 1964 by and between Pearl Nicosia, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 16 in the records of Pointe Coupee Parish, Louisiana.

77. Oil and Gas Lease dated March 21, 1964 by and between Angelina Nicosia Maddock, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 26 in the records of Pointe Coupee Parish, Louisiana.

78. Oil and Gas Lease dated April 14, 1964 by and between Anthony Piazza, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 28 in the records of Pointe Coupee Parish, Louisiana.

79. Oil and Gas Lease dated April 28, 1964 by and between Phillip Nicosia, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 103 in the records of Pointe Coupee Parish, Louisiana.

80. Oil and Gas Lease dated March 21, 1964 by and between Josephine Nicosia Hallal, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 186 in the records of Pointe Coupee Parish, Louisiana.

81. Oil and Gas Lease dated May 26, 1964 by and between John W. Nicosia, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 225 in the records of Pointe Coupee Parish, Louisiana.

82. Oil and Gas Lease dated March 26, 1964 by and between Blanche Major Delambre, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 57, Entry No. 340 in the records of Pointe Coupee Parish, Louisiana.

83. Oil and Gas Lease dated April 20, 1964 by and between the State of Louisiana (SL No. 4318), as Lessor, and Roland C. Kizer, as Lessee, recorded in COB 58, Entry No. 370 in the records of Pointe Coupee Parish, Louisiana.

84. Oil and Gas Lease dated January 1, 1974 by and between Lillian F. Gremillion, as Lessor, and Dew Oil & Gas Co., Inc., as Lessee, recorded in COB 115, Entry No. 23 in the records of Pointe Coupee Parish, Louisiana.

85. Oil and Gas Lease dated June 17, 1987 by and between Beulah Martin Batiste, et al, as Lessors, and American Trading and Production Corporation, as Lessee, recorded in COB 317, Entry No. 70 in the records of Pointe Coupee Parish, Louisiana.

86. Oil and Gas Lease dated June 17, 1987 by and between Lydia Martin Harris, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 317, Entry No. 71 in the records of Pointe Coupee Parish, Louisiana.

87. Oil and Gas Lease dated June 17, 1987 by and between Glayds Martin Perry, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 317, Entry No. 72 in the records of Pointe Coupee Parish, Louisiana.

88. Oil and Gas Lease dated January 1, 1988 by and between Horace Joseph Olinde, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 328, Entry No. 1 in the records of Pointe Coupee Parish, Louisiana.

89. Oil and Gas Lease dated April 6, 1964 by and between Touro Infirmary, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 253 in the records of Pointe Coupee Parish, Louisiana.

90. Oil and Gas Lease dated April 6, 1964 by and between Bertha K. Gumbel, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 254 in the records of Pointe Coupee Parish, Louisiana.

91. Oil and Gas Lease dated April 6, 1964 by and between Millicent K. Matland, et al, as Lessors, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 289 in the records of Pointe Coupee Parish, Louisiana.

92. Oil and Gas Lease dated April 6, 1964 by and between Ralph M. Ingersoll, Guardian, as Lessor, and Reuben W. Mayronne, Jr. d/b/a Riverside Oil Company, as Lessee, recorded in COB 58, Entry No. 255 in the records of Pointe Coupee Parish, Louisiana.

93. Oil and Gas Lease dated August 14, 1969 by and between Humble Oil & Refining Company, as Lessor, and Energy Corporation of America, as Lessee, recorded in COB 85, Entry No. 210 in the records of Pointe Coupee Parish, Louisiana.

94. Oil and Gas Lease dated January 23, 1987 by and between Lucille St. Amant Decuir, et vir, as Lessors, and American Trading and Production Corporation, as Lessee, recorded in COB 310, Entry No. 130 in the records of Pointe Coupee Parish, Louisiana.

95. Oil and Gas Lease dated October 5, 1987 by and between Daisy Lee Lejeune Major, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 321, Entry No. 183 in the records of Pointe Coupee Parish, Louisiana.

96. Oil and Gas Lease dated April 30, 1987 by and between Cathelene Alford Picard Glaser, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 317, Entry No. 75 in the records of Pointe Coupee Parish, Louisiana.

97. Oil and Gas Lease dated March 1, 1987 by and between Ida S. Major, et al, as Lessors, and Clayton W. Williams, Jr., Inc., as Lessee, recorded in COB 316, Entry No. 134 in the records of Pointe Coupee Parish, Louisiana.

98. Oil and Gas Lease dated April 27, 1987 by and between Millicent Keiffer Matland, as Lessor, and Clayton W. Williams, Jr., Inc., as Lessee, recorded in COB 316, Entry No. 179 in the records of Pointe Coupee Parish, Louisiana.

99. Oil and Gas Lease dated January 23, 1987 by and between Rhea St. Amant Facione, et al, as Lessors, and American Trading and Production Corporation, as Lessee, recorded in COB 310, Entry No. 131 in the records of Pointe Coupee Parish, Louisiana.

100. Oil and Gas Lease dated January 23, 1987 by and between Josephine Louise Facione Pierce, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 310, Entry No. 133 in the records of Pointe Coupee Parish, Louisiana.

101. Oil and Gas Lease dated January 23, 1987 by and between Audrey Cecile Facione Ramos, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 310, Entry No. 132 in the records of Pointe Coupee Parish, Louisiana.

102. Oil and Gas Lease dated July 27, 1987 by and between Samuel C. Cashio, et al, as Lessors, and American Trading and Production Corporation, as Lessee, recorded in COB 321, Entry No. 182 in the records of Pointe Coupee Parish, Louisiana.

103. Oil and Gas Lease dated June 26, 1965 by and between Walter C. Parlange, et al, as Lessors, and American Trading and Production Corporation, as Lessee, recorded in COB 62, Entry No. 66 in the records of Pointe Coupee Parish, Louisiana.

104. Oil and Gas Lease dated April 30, 1987 by and between Thomas W. Bergeron, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 317, Entry No. 73 in the records of Pointe Coupee Parish, Louisiana.

105. Oil and Gas Lease dated April 30, 1987 by and between Eula G. Bergeron, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 317, Entry No. 74 in the records of Pointe Coupee Parish, Louisiana.

106. Oil and Gas Lease dated February 21, 1964 by and between Leroy B. Picard, et al, as Lessors, and Earl E. Wall, as Lessee, recorded in COB 57, Entry No. 74 in the records of Pointe Coupee Parish, Louisiana.

107. Oil and Gas Lease dated April 30, 1987 by and between Leroy B. Picard, et al, as Lessors, and American Trading and Production Corporation, as Lessee, recorded in COB 317, Entry No. 69 in the records of Pointe Coupee Parish, Louisiana.

108. Oil and Gas Lease dated January 1, 1987 by and between the Louisiana Labor’s Trading Fund, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 310, Entry No. 129 in the records of Pointe Coupee Parish, Louisiana.

109. Oil and Gas Lease dated April 30, 1987 by and between Leroy B. Picard, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 317, Entry No. 68 in the records of Pointe Coupee Parish, Louisiana.

110. Oil and Gas Lease dated April 1, 1988 by and between Exxon Corporation, as Lessor, and American Trading and Production Corporation, as Lessee, recorded in COB 335, Entry No. 31 in the records of Pointe Coupee Parish, Louisiana.

111. Oil and Gas Lease dated September 25, 1986 by and between Mescal B. Brown, as Lessor, and Murexco Petroleum, Inc., as Lessee, recorded in COB 304, Entry No. 1 in the records of Pointe Coupee Parish, Louisiana.

112. Oil and Gas Lease dated March 11, 1988 by and between Esper Marioneaux, Jr., as Lessor, and Lloyd Petroleum Corp., as Lessee, recorded in COB 326, Entry No. 90 in the records of Pointe Coupee Parish, Louisiana.

113. Oil and Gas Lease dated June 26, 1965 by and between Walter C. Parlange, et al, as Lessors, and American Trading and Production Corporation, as Lessee, recorded in COB 62, Entry No. 66 in the records of Pointe Coupee Parish, Louisiana.

FRISCO II FIELD

POINTE COUPEE PARISH, LOUISIANA

OIL AND GAS LEASES:

1. Oil and Gas Lease dated May 31, 1988 by and between John W. Barton, et ux, as Lessors, and Charlie A. Hudson, as Lessee, recorded in COB 327, Entry 196 in the Records of Pointe Coupee Parish, Louisiana.

2. Oil and Gas Lease dated May 16, 1987 by and between Guaranty Bank and Trust Company, as Lessor, and Murexco Petroleum, Inc., as Lessee, recorded in COB 313, Entry 114 in the records of Pointe Coupee Parish, Louisiana.

3. Oil and Gas Lease dated May 19, 1987 by and between Floerl Christie Rougon, et al, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 313, Entry 115 in the records of Pointe Coupee Parish, Louisiana.

4. Oil and Gas Lease dated May 12, 1987 by and between Nicholas Cicero, Jr., et al, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 312, Entry 161 in the records of Pointe Coupee Parish, Louisiana.

5. Oil and Gas Lease dated December 7, 1987, but effective February 9, 1987, by and between Exxon Corporation, as Lessor, and Murexco Petroleum, Inc., as Lessee, recorded in COB 323, Entry 44 in the records of Pointe Coupee Parish, Louisiana.

6. Oil and Gas Lease dated October 15, 1986 by and between Curles David, et ux, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 305, Entry 34 in the records of Pointe Coupee Parish, Louisiana.

7. Oil and Gas Lease dated October 15, 1986 by and between Sidney J. Cavalier, et ux, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 305, Entry 35 in the records of Pointe Coupee Parish, Louisiana.

8. Oil and Gas Lease dated October 24, 1986 by and between George Edwards, et ux, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 305, Entry 38 in the records of Pointe Coupee Parish, Louisiana.

9. Oil and Gas Lease dated October 27, 1986 by and between Gina B. Pourciau, as Lessor, and Murexco Petroleum, Inc., as Lessee, recorded in COB 305, Entry 39 in the records of Pointe Coupee Parish, Louisiana.

10. Oil and Gas Lease dated October 27, 1986 by and between Charles Bonaventure, as Lessor, and Murexco Petroleum, Inc., as Lessee, recorded in COB 305, Entry 40 in the records of Pointe Coupee Parish, Louisiana.

11. Oil and Gas Lease dated January 27, 1987 by and between Sidney Wayne Chustz, et ux, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 308, Entry 142 in the records of Pointe Coupee Parish, Louisiana.

12. Oil and Gas Lease dated September 19, 1988 by and between the State of Louisiana (SL 13292), as Lessor, and Earl Jenevein Oil & Gas Properties, Inc., as Lessee, recorded in COB 331, Entry 108 in the records of Pointe Coupee Parish, Louisiana.

13. Oil and Gas Lease dated February 27, 1989, but effective April 7, 1989, by and between Theresa S. Freneaux, et al, as Lessors, and HarCor Exploration, Inc., as Lessee, recorded in COB 336, Entry 47 in the records of Pointe Coupee Parish, Louisiana.

14. Oil and Gas Lease dated February 27, 1989 by and between Rita F. Ainsworth, et al, as Lessors, and HarCor Exploration, Inc., as Lessee, recorded in COB 336, Entry 48 in the records of Pointe Coupee Parish, Louisiana.

15. Oil and Gas Lease dated April 7, 1989 by and between Theresa H. Comeaux, et al, as Lessors, and HarCor Exploration, Inc., as Lessee, recorded in COB 336, Entry 49 in the records of Pointe Coupee Parish, Louisiana.

16. Oil and Gas Lease dated March 6, 1989, but effective April 7, 1989, by and between David Joseph Landry, Jr., et al, as Lessors, and HarCor Exploration, Inc., as Lessee, recorded in COB 336, Entry 50 in the record of Pointe Coupee Parish, Louisiana.

17. Oil and Gas Lease dated April 19, 1990 by and between Theresa S. Freneaux, et al, as Lessors, and Phoenix Operating Co., as Lessee, recorded in COB 346, Entry 45 in the records of Pointe Coupee Parish, Louisiana.

18. Oil and Gas Lease dated September 2, 1988 by and between Frank Ringo, et al, as Lessors, and HarCor Exploration, Inc., as Lessee, recorded in COB 330, Entry 37 in the records of Pointe Coupee Parish, Louisiana.

19. Oil and Gas Lease dated September 2, 1988 by and between Carmello Ringo, as Lessor, and HarCor Exploration, Inc., as Lessee, recorded in COB 330, Entry 38 in the records of Pointe Coupee Parish, Louisiana.

20. Oil and Gas Lease dated September 2, 1988 by and between Carmello J. Ringo, as Lessor, and HarCor Exploration, Inc., as Lessee, recorded in COB 330, Entry 33 in the records of Pointe Coupee Parish, Louisiana.

21. Oil and Gas Lease dated September 2, 1988 by and between Lucille R. Bellelo, et al, as Lessor, and HarCor Exploration, Inc., as Lessee, recorded in COB 330, Entry 36 in the records of Pointe Coupee Parish, Louisiana.

22. Oil and Gas Lease dated September 2, 1988 by and between Sam J. Ringo, as Lessor, and HarCor Exploration, Inc., as Lessee, recorded in COB 330, Entry 32 in the records of Pointe Coupee Parish, Louisiana.

23. Oil and Gas Lease dated September 2, 1988 by and between Anthony C. Ringo, as Lessor, and HarCor Exploration, Inc., as Lessee, recorded in COB 330, Entry 34 in the records of Pointe Coupee Parish, Louisiana.

24. Oil and Gas Lease dated September 2, 1988 by and between Theresa R. Triana, as Lessor, and HarCor Exploration, Inc., as Lessee, recorded in COB 330, Entry 31 in the records of Pointe Coupee Parish, Louisiana.

25. Oil and Gas Lease dated September 2, 1988 by and between Sam Joseph Ringo, as Lessor, and HarCor Exploration, Inc., as Lessee, recorded in COB 330, Entry 35 in the records of Pointe Coupee Parish, Louisiana.

26. Oil and Gas Lease dated January 27, 1972 by and between Lucille R. Bellelo, as Lessor, and James Moore, as Lessee, recorded in COB 102, Entry 72 in the records of Pointe Coupee Parish, Louisiana.

27. Oil and Gas Lease dated May 15, 1972 by and between Henry Butler, Jr., as Lessor, and James Moore, as Lessee, recorded in COB 106, Entry 279 in the records of Pointe Coupee Parish, Louisiana.

28. Oil and Gas Lease dated May 15, 1972 by and between Edward Butler, as Lessor, and James Moore, as Lessee, recorded in COB 106, Entry 282 in the records of Pointe Coupee Parish, Louisiana.

29. Oil and Gas Lease dated May 15, 1972 by and between Bessie Butler Thompson, as Lessor, and James Moore, as Lessee, recorded in COB 106, Entry 281 in the records of Pointe Coupee Parish, Louisiana.

30. Oil and Gas Lease dated May 15, 1972 by and between Jessie Butler, as Lessor, and James Moore, as Lessee, recorded in COB 106, Entry 280 in the records of Pointe Coupee Parish, Louisiana.

31. Oil and Gas Lease dated February 14, 1972 by and between Ophelia Tyler Butler, et al, as Lessors, and James Moore, as Lessee, recorded in COB 102, Entry 82 in the records of Pointe Coupee Parish, Louisiana.

32. Oil and Gas Lease dated May 15, 1972 by and between Sedonia Williams Butler, as Lessor, and James Moore, as Lessee, recorded in COB 107, Entry 206 in the records of Pointe Coupee Parish, Louisiana.

33. Oil and Gas Lease dated May 15, 1972 by and between Eddie Marshall, as Lessor, and James Moore, as Lessee, recorded in COB 102, Entry 81 in the records of Pointe Coupee Parish, Louisiana.

34. Oil and Gas Lease dated March 11, 1988 by and between Esper Marionneaux, as Lessor, and Lloyd Petroleum Corporation, as Lessee, recorded in COB 326, Entry 90 in the records of Pointe Coupee Parish, Louisiana.

35. Oil and Gas Lease dated September 12, 1986 by and between Theresa S. Freneaux, et al, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 304, Entry 08 in the records of Pointe Coupee Parish, Louisiana.

36. Oil and Gas Lease dated September 12, 1986 by and between Lucille R. Bellelo, et al, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 305, Entry 29 in the records of Pointe Coupee Parish, Louisiana.

37. Oil and Gas Lease dated October 27, 1986 by and between Charles Bonaventure, as Lessor, and Murexco Petroleum, Inc., as Lessee, recorded in COB 305, Entry 40 in the records of Pointe Coupee Parish, Louisiana.

38. Oil and Gas Lease dated January 7, 1987 by and between Clifton A. Pickett, et ux, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 308, Entry 141 in the records of Pointe Coupee Parish, Louisiana.

39. Oil and Gas Lease dated November 3, 1986 by and between Lee Haynes, et ux, as Lessors, and Murexco Petroleum, Inc., as Lessee, recorded in COB 308, Entry 145 in the records of Pointe Coupee Parish, Louisiana.

40. Oil and Gas Lease dated May 29, 1990 by and between Lucille R. Bellelo, et al, as Lessors, and Phoenix Operating Co., as Lessee, recorded in COB 349, Entry 83 in the records of Pointe Coupee Parish, Louisiana.

41. Oil and Gas Lease dated July 18, 1997 by and between Touro Infirmary, as Lessor, and AmBrit Energy Corp., as Lessee, recorded in COB 435, Entry 128 in the records of Pointe Coupee Parish, Louisiana.

42. Oil and Gas Lease dated July 18, 1997 by and between Millicent Matland, Individually and as Attorney-In-Fact, as Lessor, and AmBrit Energy Corp., as Lessee, recorded in COB 435, Entry 112 in the records of Pointe Coupee Parish, Louisiana.

43. Oil and Gas Lease dated July 1, 1997 by and between DeLatte Living Trust, as Lessor, and AmBrit Energy Corp., as Lessee, recorded in COB 254, Entry 43 and in COB 435, Entry 94  1/2 in the records of Pointe Coupee Parish, Louisiana.

ODEM FIELD

SAN PATRICIO COUNTY, TEXAS

OIL AND GAS LEASES:

1. Oil and Gas Lease dated February 1, 1941 by and between James F. Welder Heirs, as Lessors, and Wellington Oil Company of Delaware, as Lessee, recorded in Volume 41, Page 285 in the Oil and Gas Records of San Patricio County, Texas.

2. Oil and Gas Lease dated May 24, 1937 by and between James F. Welder Heirs, as Lessors, and Wellington Oil Company of Delaware, as Lessee, recorded in Volume 23, Page 624 in the Oil and Gas Records of San Patricio County, Texas.

3. Lease Amendment dated August 11, 1943 by and between R.L. Anthony, et ux, as Lessors, and Seaboard Oil Company of Delaware, as Lessee, recorded in Volume 47, Page 406 in the Oil and Gas Records of San Patricio County, Texas.

4. Oil and Gas Lease dated November 3, 1938 by and between H.A. Smith, et ux, as Lessors, and P.N. Wiggins, Jr., as Lessee, recorded in Volume 29, Page 10 in the Oil and Gas Records of San Patricio County, Texas.

5. Oil and Gas Lease dated November 3, 1938 by and between E.H. Lane, et al, as Lessors, and P.N. Wiggins, Jr., as Lessee, recorded in Volume 29, Page 6 in the Oil and Gas Records of San Patricio County, Texas.

6. Oil and Gas Lease dated July 29, 1941 by and between R.R. Ellis, et al, as Lessors, and Wellington Oil Company of Delaware, as Lessee, recorded in Volume 42, Page 351 in the Oil and Gas Records of San Patricio County, Texas.

7. Oil and Gas Lease dated November 6, 1938 by and between Laura A. Compton, et vir, as Lessors, and P.N. Wiggins, Jr., as Lessee, recorded in Volume 29, Page 153 in the Oil and Gas Records of San Patricio County, Texas.

8. Oil and Gas Lease dated July 1, 1940 by and between E.H. Lane, et al, as Lessors, and Wellington Oil Company of Delaware, as Lessee, recorded in Volume 39, Page 341 in the Oil and Gas Records of San Patricio County, Texas.

9. Oil and Gas Lease dated November 3, 1938 by and between M.C. Smith, et ux, as Lessors, and P.N. Wiggins, Jr., as Lessee, recorded in Volume 28, Page 557 in the Oil and Gas Records of San Patricio County, Texas.

10. Oil and Gas Lease dated November 3, 1938 by and between N.R. Smith, et ux, as Lessors, and P.N. Wiggins, Jr., as Lessee, recorded in Volume 28, Page 563 in the Oil and Gas Records of San Patricio County, Texas.

11. Oil and Gas Lease dated April 8, 1940 by and between Charles C. Parker, et ux, as Lessors, and Wellington Oil Company of Delaware, as Lessee, recorded in Volume 38, Page 471 in the Oil and Gas Records of San Patricio County, Texas.

12. Oil and Gas Lease dated November 25, 1938 by and between J.C. Burrows, et ux, as Lessors, and Wellington Oil Company of Delaware, as Lessee, recorded in Volume 29, Page 77 in the Oil and Gas Records of San Patricio County, Texas.

13. Oil and Gas Lease dated November 3, 1938 by and between E.T. Bomer, et al, as Lessors, and P.N. Wiggins, Jr., as Lessee, recorded in Volume 29, Page 28 in the Oil and Gas Records of San Patricio County, Texas.

14. Oil and Gas Lease dated November 3, 1938 by and between Harriette E. Houseman, et vir, as Lessors, and P.N. Wiggins, Jr., as Lessee, recorded in Volume 29, Page 208 in the Oil and Gas Records of San Patricio County, Texas.

15. Oil and Gas Lease dated November 30, 1938 by and between G.C. Beauchamp, et ux, as Lessors, and P.N. Wiggins, Jr., as Lessee, recorded in Volume 29, Page 33 in the Oil and Gas Records of San Patricio County, Texas.

16. Royalty Contract dated December 10, 1940 by and between Santa Clara Royalty Corporation, as Grantor, and Wellington Oil Company of Delaware, as Grantee, recorded in Volume 41, Page 198 in the Oil and Gas Records of San Patricio County, Texas.

17. Royalty Contract dated December 10, 1940 by and between Santa Clara Royalty Corporation, as Grantor, and Wellington Oil Company of Delaware, as Grantee, recorded in Volume 41, Page 203 in the Oil and Gas Records of San Patricio County, Texas.

18. Royalty Contract dated December 10, 1940 by and between Santa Clara Royalty Corporation, as Grantor, and Wellington Oil Company of Delaware, as Grantee, recorded in Volume 41, Page 211 in the Oil and Gas Records of San Patricio County, Texas.

19. Royalty Contract dated December 10, 1940 by and between Santa Clara Royalty Corporation, as Grantor, and Wellington Oil Company of Delaware, as Grantee, recorded in Volume 41, Page 32 in the Oil and Gas Records of San Patricio County, Texas.

20. Compromise and Settlement Agreement dated August 9, 1983 by and between Texaco, Inc., as Plaintiff, and James E. Busch, et ux, as Defendants, recorded in Entry No. 328964 in the Real Property Records of San Patricio County, Texas.

21. Oil and Gas Lease dated October 13, 2004 by and between Roger F. Welder, et al, as Lessors, and Southern Bay Energy, L.L.C., as Lessee, recorded via Memorandum of Oil and Gas Lease dated October 13, 2004 recorded in Entry No. 538672 in the records of San Patricio County, Texas.

22. Oil and Gas Lease dated January 13, 2006 by and between Roger F. Welder, et al, as Lessors, and Southern Bay Oil & Gas, L.P., as Lessee, recorded via Memorandum of Oil and Gas Lease dated January 13, 2006 recorded in Entry No. 553107 in the records of San Patricio County, Texas.

DRISCOLL FIELD

DUVAL COUNTY, TEXAS

OIL AND GAS LEASE:

1. Oil and Gas Lease dated September 16, 1933 by and between Clara Driscoll Sevier, Individually and as Independent Executrix and Trustee of the Estate of Robert Driscoll (Jr.), Deceased, et al, as Lessor, and Continental Oil Company, as Lessee, recorded in Volume 18, Page 75 in the Deed Records of Duval County, Texas.

WHEELER FIELD

WHEELER COUNTY, TEXAS

OIL AND GAS LEASES:

1. Oil, Gas and Mineral Lease dated October 18, 1976 by and between Mildred Warren Hammond, Et Al, as Trustees, as Lessors, and Amarillo Oil Company, as Lessee, recorded in Volume 255, Page 768 in the records of Wheeler County, Texas.

2. Oil, Gas and Mineral Lease dated Feburary 14, 1977 by and between Carolyn Ledbetter Buckingham, et al, as Lessors, and R.C. Callan, as Lessee, recorded in Volume 257, Page 805 in the records of Wheeler County, Texas.

3. Oil, Gas and Mineral Lease dated June 28, 1977 by and between Edward T. Davis, Jr., et ux, as Lessors, and R.C. Callan, as Lessee, recorded in Volume 261, Page 815 in the records of Wheeler County, Texas.